SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: June 24, 2004
(Date of earliest event reported)

PAYCHEX, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	0-11330	16-1124166
(State of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

911 PANORAMA TRAIL SOUTH, ROCHESTER, NEW YORK	14625-2396
(Address of principal executive offices)	(Zip Code)

(585) 385-6666
(Registrant’s telephone number, including area code)

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION
SIGNATURES
EXHIBIT INDEX
Press Release Dated June 24, 2004
Management Discussion and Analysis

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

The registrant’s press release dated June 24, 2004, which reports its financial results for the fourth quarter and fiscal year ended May 31, 2004, is furnished (not filed) as Exhibit 99.1. In addition, a Management’s Discussion and Analysis of Financial Condition and Results of Operations, which reviews the Company’s results of operations for the three years ended May 31, 2004, 2003, and 2002, and its financial condition at May 31, 2004, is furnished (not filed) as Exhibit 99.2.

The Management’s Discussion and Analysis of Financial Condition and Results of Operations is preliminary and not a complete discussion and analysis as required by the Securities and Exchange Commission for Annual Reports filed on Form 10-K or Quarterly Reports on Form 10-Q. The Company expects to file its fiscal 2004 Form 10-K with the Securities and Exchange Commission within seventy-five days following its May 31, 2004 fiscal year-end. The fiscal 2004 Form 10-K will contain a complete set of audited Consolidated Financial Statements, Notes to Consolidated Financial Statements, and the final Management’s Discussion and Analysis of Financial Condition and Results of Operations.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PAYCHEX, INC.

Date: June 24, 2004	/s/ B. Thomas Golisano

B. Thomas Golisano Chairman, President and Chief Executive Officer

Date: June 24, 2004	/s/ John M. Morphy

John M. Morphy Senior Vice President, Chief Financial Officer and Secretary

EXHIBIT INDEX

Exhibit 99.1	Press Release of Paychex, Inc. Dated June 24, 2004

Exhibit 99.2	Paychex, Inc. Management’s Discussion and Analysis of Financial Condition and Results of Operations

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